Q1 2017 Update

May 10, 2017

PROVIDENCE
SERVICE
CORPORATION

Forward-looking Statements and Non-GAAP Financial Information

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Non-GAAP Financial Information

In addition to the financial results prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation includes EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin for the Company and its operating segments, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including: (1) asset impairment charges, (2) redundancy and severance related expenses, (3) foreign currency transactions, (4) equity in net earnings or losses of investees, (5) certain litigation related expenses, (6) expenses related to restricted shares and cash placed into escrow at the time of the Ingeus acquisition, (7) contingent consideration adjustments, (8) costs related to departure of former CEOs and (9) costs related to the implementation of value enhancement initiatives. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Revenue. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net earnings in equity investees are excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

Q1 2017 Highlights

Revenue Growth

- Q1 2017 revenue growth of 4.6% (6.5% excl. FX) (1)
- 2016 investments in sales resources driving growth within U.S. Healthcare Services and select WD Services markets and programs
  - Matrix revenue up over 10% (1)
  - Positive progress on Work & Health Program tenders with WD Services

Margin Expansion

- NET Services Member Experience initiative driving lower call center and per trip transportation costs in certain areas
- WD Services initiatives lowering costs and improving operating metrics. Significant reduction/elimination of losses in France and Mission Providence

Capital Allocation Excellence

- $82.9mm of cash, no debt
- Since beginning of Q4 2015 have repurchased 18% of common shares (2)
- Increased M&A pipeline activity. Continue to search for scalable businesses with favorable cash characteristics

1. As compared to Q1 2016.
2. Represents repurchase of common shares through 5/10/17 as a percentage of common shares outstanding at the beginning of Q4 2015.

NET Services

Q1 2017 Highlights

- Increase in 2017 revenue visibility
- Significant progress on Member Experience initiative
- Utilization increases due to new MCO contract start-up cost overruns, increased Medicaid reimbursement rates for medical services in a large contract, and lower cancelation rates in certain markets

Key Financial Metrics

$Millions	Q1:16	Q1:17	2015	2016	LTM Q1:17
Revenue	291.0	324.0	1,083.0	1,234.4	1,267.4
Adjusted EBITDA (1)	21.2	16.3	80.7	92.4	87.4
% Margin (1)	*7.3%*	*5.0%*	*7.4%*	*7.5%*	*6.9%*
Capex	2.3	3.7	12.2	10.8	12.2

2017 Focus

- Execution on Member Experience initiative
- Organic and acquisitive growth in market adjacencies to leverage nationwide network

1. See appendix for a reconciliation of non-GAAP financial measures.

Matrix Investment

Q1 2017 Highlights

- Strong volume growth resulting in revenue increase of over 10% versus Q1 2016 (1)
- Continued productivity initiatives delivered solid margins

Key Financial Metrics (1)

$Millions	Q1:16	Q1:17	2015	2016	LTM Q1:17
Revenue (1)	50.6	55.9	217.4	207.7	213.0
Adjusted EBITDA (1),(2)	12.1	12.5	51.6	51.7	52.1
% Margin (2)	24.0%	22.4%	23.7%	24.9%	24.5%
Capex	3.3	1.8	8.1	12.5	11.0
Net Debt				192.7	184.8

2017 Focus

- Work with strategic partner to pursue synergistic acquisitions and accelerate complementary offerings
- Increase core client base and expand chronic care revenues
- Operational improvements and further member engagement

1. Represents 100% of Matrix's revenue and Adjusted EBITDA. Providence's 46.8% equity interest in Matrix is accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented. See appendix for additional detail.
2. See appendix for a reconciliation of non-GAAP financial measures.

WD Services

Q1 2017 Highlights

- Positive progress on Work and Health Program tenders
- Ingeus Futures initiative on track, leading to decreasing payroll costs and improving operating metrics
- Positive Adjusted EBITDA in France and Mission Providence

Key Financial Metrics (1)

$Millions	Q1:16	Q1:17	2015	2016	LTM Q1:17
Revenue	91.0	75.5	395.1	344.4	328.8
Adjusted EBITDA(1),(2)	2.9	6.3	10.3	5.5	8.8
% Margin (2)	3.2%	8.3%	2.6%	1.6%	2.7%
Capex	3.7	2.0	11.9	19.8	18.1

2017 Focus

- Substantially complete Ingeus Futures initiative by end of Q2
- Constructively work with UK Ministry of Justice on the Probation System Review to improve profitability of offender rehabilitation program
- Business development progress in South Korea, Singapore, and UK Employability, Health, and Youth programs

1. Excludes Mission Providence as this JV is accounted for as an equity method investment.
2. See appendix for a reconciliation of non-GAAP financial measures.

Segment Results

$Millions	Q1:16	Q1:17		2015	2016	LTM Q1:17
Revenue			%Growth			
NET Services	291.0	324.0	11.4%	1,083.0	1,234.4	1,267.4
WD Services	91.0	75.5	-17.1%	395.1	344.4	328.8
Total Revenue (1)	382.0	399.5	4.6%	1,478.0	1,578.9	1,596.3
Matrix (2)	*50.6*	*55.9*	*10.4%*	*217.4*	*207.7*	*213.0*
Mission Providence (3)	*7.4*	*9.4*	*26.6%*	*10.8*	*36.6*	*38.6*
Adj. EBITDA (4)						
NET Services	21.2	16.3		80.7	92.4	87.4
WD Services	2.9	6.3		10.3	5.5	8.8
Total Segment-Level	24.1	22.5		91.0	97.8	96.3
Corporate	(7.7)	(7.0)		(24.7)	(25.6)	(24.9)
Total Adj. EBITDA	16.3	15.6		66.3	72.2	71.4
Matrix (2)	*12.1*	*12.5*		*51.6*	*51.7*	*52.1*
Mission Providence (3)	*(4.1)*	*0.3*		*(18.1)*	*(7.8)*	*(3.5)*
Adj. EBITDA Margins (4)						
NET Services	*7.3%*	*5.0%*		*7.4%*	*7.5%*	*6.9%*
WD Services	*3.2%*	*8.3%*		*2.6%*	*1.6%*	*2.7%*
Segment-Level	*6.3%*	*5.6%*		*6.2%*	*6.2%*	*6.0%*
Total	*4.3%*	*3.9%*		*4.5%*	*4.6%*	*4.5%*
Matrix (2)	*24.0%*	*22.4%*		*23.7%*	*24.9%*	*24.5%*
Mission Providence (3)	*-54.7%*	*2.8%*		*-168.5%*	*-21.3%*	*-9.0%*

1. Total Revenue includes revenue from Corporate and Other.
2. Represents 100% of Matrix's total revenue and Adj. EBITDA. Providence's 46.8% equity interest is accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
3. Represents 100% of Mission Providence's total revenue and Adj. EBITDA. Providence has rights to 75% of Mission Providence's distributions of cash or profit surplus. Mission Providence's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
4. See appendix for a reconciliation of non-GAAP financial measures.

Cashflow Summary

$Millions	Q1:16	Q1:17	2015	2016	LTM Q1:17
Cash Earnings [1],[2]	16.8	3.4	79.2	56.7	43.2
Working Capital [1],[3]	46.2	32.8	(65.9)	6.8	(6.6)
Cash Earnings (After Working Capital)	**63.0**	**36.2**	**13.2**	**63.4**	**36.6**
Capex (Continuing Operations)	6.5	5.7	24.8	32.0	31.3

- *Capex expected to be approximately $20mm in 2017, including approximately $7mm of capex related to the LogistiCare Member Experience and Ingeus Futures initiatives*

1. Includes continuing and discontinued operations.
2. Cash earnings represents cash provided by operating activities prior to changes in operating assets and liabilities.
3. Working capital represents changes in operating assets and liabilities and excludes net taxes associated with sale of Human Services of $28.3mm and $22.0mm for the quarter ended March 31, 2016 and the year ended December 31, 2016, respectively.

Balance Sheet Summary

$Millions	12/31/15	12/31/16	3/31/17
Cash [1]	84.8	72.3	82.9
Long-term Debt [1]	305.0	-	-
Net Debt	220.2	(72.3)	(82.9)
Matrix Carrying Value [2]	**-**	**157.2**	**156.4**
Shares Outstanding (mm) [3]	17.3	15.9	15.5

1. Includes Cash and Long-term Debt related to discontinued operations.
2. Represents the carrying value of Providence's 46.8% retained equity interest in Matrix.
3. Shares outstanding equals common shares outstanding plus total preferred shares on an as converted basis. As of 5/10/17 shares outstanding equaled 15.5mm.

Capital Allocation Update

Lower Risk ⟷ **Higher Risk**

Capital Expenditures

- Expecting an approximately 40% reduction in capex from continuing operations in 2017
- Significant reduction within WD Services partially offset by increase in NET Services

Share Repurchases

- 18% of common shares repurchased since beginning of Q4 2015 (1)
- Expected to be a continued focus in 2017 given potential to create significant value within U.S. Healthcare Services

Acquisitions

- Increased focus on M&A
- Targeting scalable, tech-enabled businesses with favorable cashflow characteristics (similar to LogistiCare and Matrix)

1. Represents repurchase of common shares through 5/10/17 as a percentage of common shares outstanding at the beginning of Q4 2015.

Appendix

PROVIDENCE
SERVICE
CORPORATION

Adjusted EBITDA Reconciliation (Segment-Level)

	NET Services					WD Services					Segment-Level				
$Millions	Q1-16	Q1-17	2015	2016	LTM Q1-17	Q1-16	Q1-17	2015	2016	LTM Q1-17	Q1-16	Q1-17	2015	2016	LTM Q1-17
Revenue	$ 291.0	$ 324.0	$ 1,063.0	$ 1,234.4	$ 1,257.4	$ 91.0	$ 75.5	$ 395.1	$ 344.4	$ 328.8	$ 382.0	$ 399.5	$ 1,478.1	$ 1,578.8	$ 1,596.3
Net Income (Loss)	11.2	7.2	44.0	47.4	43.4	(4.6)	(0.2)	(51.3)	(46.2)	(41.8)	6.6	6.9	(7.3)	1.2	1.5
Interest Expense, Net	(0.0)	0.0	(0.0)	(0.0)	0.0	0.0	0.3	(0.1)	0.8	1.0	0.0	0.3	(0.1)	0.8	1.0
Provision (Benefit) For Income Taxes	7.2	4.6	27.2	29.7	27.2	(0.2)	0.8	(1.1)	(1.2)	(0.2)	7.0	5.4	25.2	28.5	27.0
Depreciation and Amortization	2.9	3.2	9.4	12.4	12.6	3.6	3.0	13.8	13.8	13.3	6.5	6.2	23.2	26.2	25.9
EBITDA	$ 21.2	$ 15.0	$ 80.7	$ 89.5	$ 83.2	$ (1.1)	$ 3.9	$ (38.7)	$ (32.8)	$ (27.7)	$ 20.0	$ 18.8	$ 41.9	$ 56.7	$ 55.5
Asset Impairment	-	-	-	-	-	-	-	-	19.6	19.6	-	-	-	19.6	19.6
Redundancy/Severance Related Expenses	-	-	-	-	-	1.4	0.7	12.2	9.0	8.3	1.4	0.7	12.2	9.0	8.3
Former CEO Departure Cost	-	0.2	-	0.9	1.1	-	-	-	-	-	-	0.2	-	0.9	1.1
Value Enhancement Initiative Implementation	-	1.1	-	2.0	3.1	-	0.3	-	2.6	2.9	-	1.4	-	4.6	6.0
Equity in Net Loss of Investee	-	-	-	-	-	2.7	1.4	11.0	8.5	7.2	2.7	1.4	11.0	8.5	7.2
Ingeus Acquisition Related Cost	-	-	-	-	-	-	-	29.2	-	-	-	-	29.2	-	-
Contingent Consideration Adjustment	-	-	-	-	-	-	-	(2.5)	-	-	-	-	(2.5)	-	-
Foreign Currency Transactions	-	-	-	-	-	(0.1)	(0.1)	(0.9)	(1.4)	(1.4)	(0.1)	(0.1)	(0.9)	(1.4)	(1.4)
Litigation Expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 21.2	$ 16.3	$ 80.7	$ 92.4	$ 87.4	$ 2.9	$ 6.3	$ 10.3	$ 5.5	$ 8.8	$ 24.1	$ 22.5	$ 91.0	$ 97.8	$ 96.3
% Margin	*7.3%*	*5.0%*	*7.6%*	*7.5%*	*6.9%*	*3.2%*	*8.3%*	*2.6%*	*1.6%*	*2.7%*	*6.3%*	*5.6%*	*6.2%*	*6.2%*	*6.0%*

Adjusted EBITDA Reconciliation (Total Continuing Operations)

$ Millions	Matrix Investment					Corporate and Other					Total Continuing Operations [1]				
	Q1-16	Q1-17	2015	2016	LTM Q1-17	Q1-16	Q1-17	2015	2016	LTM Q1-17	Q1-16	Q1-17	2015	2016	LTM Q1-17
Revenue	$ -	$ -	$ -	$ -	$ -	$ 0.0	$ (0.0)	$ (0.1)	$ 0.1	$ 0.1	$ 382.0	$ 399.5	$ 1,476.0	$ 1,578.9	$ 1,596.3
Net Income (Loss)	-	(0.4)	-	(1.1)	(1.5)	(5.2)	(4.6)	(17.4)	(19.0)	(18.4)	1.4	1.9	(24.7)	(18.9)	(18.4)
Interest Expense, Net	-	-	-	-	-	0.5	0.1	2.0	0.8	0.4	0.5	0.4	1.9	1.6	1.4
Provision (Benefit) For Income Taxes	-	(0.2)	-	(0.7)	(0.9)	(3.2)	(2.7)	(11.6)	(10.8)	(10.3)	3.8	2.5	14.6	17.0	15.8
Depreciation and Amortization	-	-	-	-	-	0.1	0.1	0.8	0.4	0.4	6.5	6.3	24.0	25.6	25.3
EBITDA	$ -	$ (0.7)	$ -	$ (1.8)	$ (2.4)	$ (7.8)	$ (7.1)	$ (25.2)	$ (28.6)	$ (27.9)	$ 12.2	$ 11.1	$ 15.8	$ 26.3	$ 25.2
Asset Impairment	-	-	-	-	-	-	-	-	1.4	1.4	-	-	-	21.0	21.0
Redundancy Related Expenses	-	-	-	-	-	-	-	-	-	-	1.4	0.7	12.2	9.0	8.3
Former CEO Departure Cost	-	-	-	-	-	-	-	0.7	-	-	-	0.2	0.7	0.9	1.1
Value Enhancement Initiative Implementation	-	-	-	-	-	-	-	-	-	-	-	1.4	-	4.6	6.0
Equity in Net Loss of Investee	-	0.7	-	1.8	2.4	-	-	-	-	-	2.7	2.1	11.0	10.3	9.6
Ingeus Acquisition Related Cost	-	-	-	-	-	-	-	-	-	-	-	-	29.2	-	-
Contingent Consideration Adjustment	-	-	-	-	-	-	-	-	-	-	-	-	(2.5)	-	-
Foreign Currency Transactions	-	-	-	-	-	-	-	-	-	-	(0.1)	(0.1)	(0.9)	(1.4)	(1.4)
Litigation Expense	-	-	-	-	-	0.1	0.1	0.8	1.6	1.6	0.1	0.1	0.8	1.6	1.6
Adjusted EBITDA	$ -	$ -	$ -	$ -	$ -	$ (7.7)	$ (7.0)	$ (24.7)	$ (25.6)	$ (24.9)	$ 16.3	$ 15.6	$ 66.3	$ 72.2	$ 71.4
% Margin											4.3%	3.9%	4.5%	4.6%	4.5%

1. Total Continuing Operations represents Segment-Level results plus Matrix Investment and Corporate and Other.

Adjusted EBITDA Reconciliation (Matrix)

	Matrix [1]					2016		
$Millions	Q1:16 [2]	Q1:17 [3]	2015 [2]	2016	LTM Q1:17	HA Services [2]	Matrix [3]	Total
Revenue	$ 50.6	$ 55.9	$ 217.4	$ 207.7	$ 213.0	$ 166.1	$ 41.6	$ 207.7
Net Income (Loss)	0.8	(1.9)	6.1	110.1	107.5	114.3	(4.2)	110.1
Interest Expense, Net	3.1	3.6	14.4	12.9	13.3	9.9	2.9	12.9
Provision (Benefit) For Income Taxes	0.5	(0.7)	1.7	60.4	59.2	63.3	(2.8)	60.4
Depreciation and Amortization	7.8	8.0	29.5	27.5	27.7	21.1	6.4	27.5
EBITDA	**$ 12.1**	**$ 9.0**	**$ 51.6**	**$ 210.9**	**$ 207.8**	**$ 208.6**	**$ 2.3**	**$ 210.9**
Gain on Disposition	-	-	-	(167.9)	(167.9)	(167.9)	-	(167.9)
Management Fee	-	0.5	-	-	0.5	-	-	-
Transaction Costs	-	3.0	-	6.4	9.4	0.0	6.3	6.4
Restructuring	-	-	-	-	-	-	-	-
Write-off of Deferred Financing Costs	-	-	-	2.3	2.3	2.3	-	2.3
Adjusted EBITDA	**$ 12.1**	**$ 12.5**	**$ 51.6**	**$ 51.7**	**$ 52.1**	**$ 43.1**	**$ 8.6**	**$ 51.7**
% Margin	*24.0%*	*22.4%*	*23.7%*	*24.9%*	*24.5%*			

Notes:
1. Represents 100% of Matrix's results. Providence's retained 46.8% equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.
2. Represents Matrix's results of operation through the Matrix Transaction on October 19, 2016. These results are included within Discontinued Operations on the Company's consolidated financial statements.
3. Represents Matrix's results of operation from October 20, 2016 to March 31, 2017. Providence accounts for its proportionate share of Matrix's results during this time period using the equity method.

Adjusted EBITDA Reconciliation (Mission Providence)

$Millions	Mission Providence (1) Q1:16	Q1:17	2015	2016	LTM Q1:17
Revenue	$ 7.4	$ 9.4	$ 10.8	$ 36.6	$ 38.6
Net Income (Loss)	(3.6)	(1.9)	(14.6)	(11.4)	(9.6)
Interest Expense, Net	0.0	0.1	-	0.0	0.1
Provision (Benefit) For Income Taxes	(1.3)	0.0	(5.5)	(0.0)	1.3
Depreciation and Amortization	0.8	1.0	2.0	3.6	3.7
EBITDA	**$ (4.1)**	**$ (0.8)**	**$ (18.1)**	**$ (7.8)**	**$ (4.5)**
Redundancy/Severance Related Expenses	-	0.7	-	-	0.7
Value Enhancement Initiative Implementation	-	0.3	-	-	0.3
Adjusted EBITDA	**$ (4.1)**	**$ 0.3**	**$ (18.1)**	**$ (7.8)**	**$ (3.5)**
% Margin	*-54.7%*	*2.8%*	*-168.5%*	*-21.3%*	*-9.0%*

1. Represents 100% of Mission Providence's total revenue and Adj. EBITDA. Providence has rights to 75% of Mission Providence's distributions of cash or profit surplus. Providence records 75% of Mission Providence's profit or loss as an equity investment. Mission Providence's results are not included within Providence's consolidated revenue or Adjusted EBITDA in any period presented.